Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

among

TRITERRAS, INC.

and

THE OTHER PARTIES NAMED HEREIN

Dated: November 10, 2020

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated November 10, 2020 (this “Agreement”), among Triterras Inc., a Cayman Islands exempted company (the “Company”), Netfin Acquisition Corp., a Cayman Islands exempted company (“Netfin”), MVR Netfin LLC, a Nevada limited liability company, as the representative of Netfin (“Netfin Representative”), Symphonia Strategic Opportunities Limited, a Mauritius private company limited by shares (“SSOL”), IKON Strategic Holdings Fund a Cayman Islands exempted company (“IKON”), Martin Jaskel (“Mr. Jaskel”), Rick Maurer (“Mr. Maurer”), Marat Rosenberg (“Mr. Rosenberg”) and Vadim Komissarov (“Mr. Komissarov” and, together with the Netfin Representative, SSOL, IKON, Mr. Jaskel, Mr. Maurer and Mr. Rosenberg and each of the holders of Registrable Securities that becomes party to this Agreement pursuant to Section 10(f) by signing a Joinder Agreement, the “Holders”). Capitalized terms used but not defined herein shall have the meaning given to such terms in the Business Combination Agreement (as defined below).

WHEREAS, pursuant to the Business Combination Agreement, dated as of July 29, 2020 (as amended on August 28, 2020), by and among the Company, Netfin, Netfin Merger Sub, a Cayman Islands exempted company, Netfin Representative, SSOL and IKON (the “Business Combination Agreement”), immediately prior to the Closing, Merger Sub will merge (the “Merger”) with and into Netfin, with Netfin continuing as the surviving corporation and wholly-owned subsidiary of the Company, as a result of which, each issued and outstanding ordinary share of Netfin immediately prior to the Transactions (as defined herein) became no longer outstanding and was automatically converted into the right of the holder thereof to receive one Holdco Ordinary Share and each outstanding warrant to purchase ordinary shares of Netfin became exercisable for Holdco Ordinary Shares on identical terms;

WHEREAS, at the Closing and in accordance with the terms of the Business Combination Agreement, the Company acquired all of the issued and outstanding shares of Triterras Fintech Pte. Ltd., a Singapore private company limited by shares, from SSOL in exchange for a combination of cash and Holdco Ordinary Shares; and

WHEREAS, to induce the Holders to enter into the Business Combination Agreement and related Lock-Up Agreement, the Company agreed to provide the Holders with certain registration rights and to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with, the Person specified.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Board of Directors” means the Board of Directors of the Company.

“Business Combination Agreement” has the meaning set forth in the recitals to this Agreement.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York, the Republic of Singapore or the Cayman Islands are authorized or required by law or executive order to close.

“Commission” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Company” has the meaning set forth in the preamble to this Agreement.

“Control” (including the terms “Controlling,” “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Disclosure Package” means, with respect to any offering of securities (a) the preliminary prospectus, (b) each Free Writing Prospectus included in the disclosure package pursuant to the applicable underwriting agreement and (c) all other information, in each case, that is deemed under Rule 159 promulgated under the Securities Act to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Holdco Ordinary Share Equivalent” means Holdco Warrants and any other security or obligation that is by its terms, directly or indirectly, convertible, exchangeable or exercisable into or for Holdco Ordinary Shares, including, without limitation, any option, warrant or other subscription or purchase right with respect to Holdco Ordinary Shares or any Holdco Ordinary Share Equivalent.

“Holdco Warrant” means each outstanding warrant of the Company, each of which entitles the holder to purchase one Holdco Ordinary Share per warrant at a price of $11.50 per share.

“Holder” has the meaning set forth in the recitals to this Agreement.

“Indemnified Party” has the meaning set forth in Section 7(c) of this Agreement.

“Indemnifying Party” has the meaning set forth in Section 7(c) of this Agreement.

“Inspector(s)” has the meaning set forth in Section 6(a) of this Agreement.

“Joinder Agreement” has the meaning set forth in Section 10(f) of this Agreement.

“Liability(ies)” has the meaning set forth in Section 7(a) of this Agreement.

“Lockup Period” means the earlier of (a) six months after the date of the Transactions (the “Closing Date”) or (b) the date following the Closing Date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Holdco Ordinary Shares.

“Maximum Number of Securities” has the meaning set forth in Section 3(c) of this Agreement.

“Netfin” has the meaning set forth in the preamble to this Agreement.

“Netfin Merger Sub” has the meaning set forth in the recitals to this Agreement.

“Netfin Representative” has the meaning set forth in the preamble to this Agreement.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Piggyback Registration” has the meaning set forth in Section 4(a) of this Agreement.

“Records” has the meaning set forth in Section 6(a) of this Agreement.

“Registrable Securities” means any Holdco Warrants or Holdco Ordinary Shares held by the Holders on the Closing Date and any other securities issued or issuable with respect to any such Holdco Warrants or Holdco Ordinary Shares by way of share split, share dividend, recapitalization, exercise, exchange or similar event or otherwise (including the underlying Holdco Ordinary Shares issued upon the exercise of any Holdco Warrants). As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) they are sold pursuant to an effective Registration Statement under the Securities Act, (b) they are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) are met, (c) they become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), (d) they shall have ceased to be outstanding or (e) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.

“Registration” means a registration under the Securities Act effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” has the meaning set forth in Section 6(d) of this Agreement.

“Registration Statement” means a Registration Statement filed pursuant to the Securities Act.

“Replacement F-3 Shelf” has the meaning set forth in Section 3(a) of this Agreement.

“Rule 144” means Rule 144 under the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Selling Holders’ Counsel” has the meaning set forth in Section 6(a)(i) of this Agreement.

“Shareholder Lockup Period” has the meaning set forth in Section 5(b) of this Agreement.

“SSOL” has the meaning set forth in the preamble to this Agreement.

“Subsequent Purchaser” means any Affiliate of a Holder that, after the date hereof, acquires any Registrable Securities or Holdco Ordinary Share Equivalents.

“Transactions” means the transactions contemplated by the Business Combination Agreement.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a Registration in which securities of the Company are sold in a firm commitment underwriting for distribution to the public.

“Valid Business Reason” has the meaning set forth in Section 3(a) of this Agreement.

“Warrant Agreement” means that certain warrant agreement, dated as of July 30, 2019, between Netfin and Continental Stock Transfer & Trust Company, as warrant agent.

2. Grant of Rights. The Company hereby grants registration rights to the Holders upon the terms and conditions set forth in this Agreement.

3. Registration.

(a) Registration Statement. The Company shall, as soon as practicable after the consummation of the Merger, but in any event within 90 days after the consummation of the Merger, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 3(a) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof, but in any event no later than the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review. The Registration Statement filed with the Commission pursuant to this Section 3(a) shall be on Form F-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. If the initial Registration Statement (the “Initial Shelf”) filed by the Company pursuant to this Section 3(a) is on Form F-1, upon the Company becoming eligible to register the Registrable Securities for resale by the Holders on Form F-3, the Company shall use its reasonable best efforts to amend the Initial Shelf to a Registration Statement on Form F-3 or file a Registration Statement on Form F-3 in substitution of the Initial Shelf (the “Replacement F-3 Shelf”) and cause the Replacement F-3 Shelf to be declared effective as soon as practicable thereafter. A Registration Statement filed pursuant to this Section 3(a) shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders, subject to any requirements under the Securities Act and the related rules and regulations to provide a supplement in connection with certain types of offerings. The Company shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 3(a) to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 3(a), but in any event within three Business Days of such date, the Company shall notify the Holders of the effectiveness of such Registration Statement. When effective, a Registration Statement filed pursuant to this Section 3(a) (including any documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and to the extent applicable, the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

(b) Postponement. If the Board of Directors, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would (i) be seriously detrimental to the Company, (ii) require the disclosure of important confidential information that the Company has a material business purpose for preserving as confidential or the disclosure of which would materially impede the Company’s ability to consummate a significant transaction or (iii) require financial statements that are unavailable to the Company for reasons beyond the Company’s reasonable control (a “Valid Business Reason”), then (1) the Company may postpone filing a Registration Statement pursuant to Section 3(a) until such Valid Business Reason no longer exists, but in no event for more than sixty (60) days; and (2) in case a Registration Statement has been filed pursuant to Section 3(a), the Company may postpone amending or supplementing such Registration Statement or causing it to be declared effective and suspend the use of the related prospectus. The Company shall give written notice to each Holder of its determination to postpone the filing, amending or supplementing of a Registration Statement and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein or elsewhere in this Agreement, the Company may not postpone the filing, amending or supplementing of a Registration Statement under this Section 3(b) together with any postponement of filing or suspension of use of a Registration Statement pursuant to Section 4 more than three times in any twelve (12) month period or for more than one hundred and twenty (120) days in the aggregate.

(c) Underwritten Offering. In the event that any Holder elects to dispose of Registrable Securities under a Registration Statement pursuant to an Underwritten Offering of all or part of such Registrable Securities that are registered by such Registration Statement, then the Company shall, upon the written demand of Holders desiring to sell Registrable Securities with a value of more than $10,000,000 (the “Demanding Holders”), enter into an underwriting agreement in a form as is customary in Underwritten Offerings of equity securities with the managing Underwriter or Underwriters selected by the Demanding Holders, subject to the consent of the Company, which consent shall not be unreasonably withheld, and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In addition, the Company shall give prompt written notice to each other Holder regarding such proposed Underwritten Offering, and such notice shall offer such Holders the opportunity to include in the Underwritten Offering such number of Registrable Securities as each such Holder may request. Each such Holder shall make such request in writing to the Company within five Business Days after the receipt of any such notice from the Company, which request shall specify the number of Registrable Securities intended to be disposed of by such Holder. Each Holder proposing to distribute its Registrable Securities through an Underwritten Offering pursuant to this Section 3(c) shall enter into an underwriting agreement with the underwriters, which underwriting agreement shall contain such representations, covenants, indemnities (subject to Section 8) and other rights and obligations as are customary in underwritten offerings of equity securities; provided, however, that no such Holder shall be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law. Notwithstanding anything else in this Section 3, the Company shall not be obligated to effect more than (i) three Underwritten Offerings in any calendar year or (ii) two Underwritten Offering in any rolling six-month period.

If the managing Underwriter or Underwriters in an Underwritten Offering, in good faith, advise the Company and the Demanding Holders that the dollar amount or number of Registrable Securities that the Demanding Holders desire to sell, taken together with all other Registrable Securities or other equity securities that the Company or any other Holder desires to sell and the Holdco Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows:

(i) first, the Registrable Securities of the Demanding Holders pro rata based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Demanding Holders have requested be included in such Underwritten Offering that can be sold without exceeding the Maximum Number of Securities;

(ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), pro rata to the Registrable Securities of other Holders who have elected to participate in the Underwritten Offering pursuant to this Section which can be sold without exceeding the Maximum Number of Securities;

(iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i) or clause (ii), to Holdco Ordinary Shares held by persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons, which collectively can be sold without exceeding the Maximum Number of Securities; and

(iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i) , clause (ii), or clause (iii), Holdco Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

A Demanding Holder shall have the right to withdraw all or any portion of its Registrable Securities included in an Underwritten Offering pursuant to this Section 3(c) for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters of its intention to withdraw from such Underwritten Offering prior to the pricing of such Underwritten Offering and such withdrawn amount shall no longer be considered an Underwritten Offering; provided that the Demanding Holder shall forfeit the right to request a further underwritten offering within four (4) months of the withdrawn request unless the Demanding Holder pays (or reimburses the Company) for all reasonable and documented Registration Expenses incurred in connection with such withdrawn Underwritten Offering; provided further that if, at the time of such withdrawal, the Demanding Holder shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Demanding Holder at the time of its request and has withdrawn the request with reasonable promptness after learning of such information, then the Demanding Holder shall not be required to pay any of such expenses and shall not forfeit their right to request an Underwritten Offering for the following four (4) months.

4. Piggy-Back Registration.

(a) If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an Underwritten Offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company including, without limitation, pursuant to Section 3 hereof) on a form that would permit registration of resale of the same type of Registrable Securities, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into or exchangeable for equity securities of the Company, (iv) for a dividend reinvestment plan or (v) on Form F-4, then the Company shall give written notice of such proposed filing to all of the Holders of the type of Registrable Securities included in such Registration Statements as soon as practicable but not less than ten days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of the type of Registrable Securities proposed to be registered under the applicable Registration Statement the opportunity to register the sale of such number of such type of Registrable Securities as such Holders may request in writing within five days after receipt of such written notice (in the case of an “overnight” or “bought” offering, such requests must be made by the Holders within three Business Days after the delivery of any such notice by the Company) (such Registration a “Piggyback Registration”); provided, however, that if the Company has been advised in writing by the managing Underwriter(s) that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Holdco Ordinary Shares in the Underwritten Offering, then (1) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), the Company shall not be required to offer such opportunity to the Holders or (2) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 4(b). Subject to Section 4(b), the Company shall, in good faith, cause such type of Registrable Securities to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this Section 4(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If no written request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 4 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company; provided, however, that no such Holder shall be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.

(b) Inclusion of Shares. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Holdco Ordinary Shares that the Company desires to sell, taken together with (i) the Holdco Ordinary Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 4(a), and (iii) the Holdco Ordinary Shares, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(i) if the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, Holdco Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), pro rata to the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Sections 3(c) and 4(a) hereof and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Holdco Ordinary Shares, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other shareholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(ii) if the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, Holdco Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), pro rata to the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Sections 3(c) and 4(a) hereof; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Holdco Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Holdco Ordinary Shares or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

(c) Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of its intention to withdraw from such Piggyback Registration prior to the pricing of such Underwritten Offering. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 4(c).

5. Holdback Agreement.

(a) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to Registrations (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into or exchangeable for equity securities of the Company, (iv) for a dividend reinvestment plan or (v) on Form F-4), during the period beginning on the effective date of any Registration Statement in which the Holders are participating or the pricing of any Underwritten Offering and ending on (A) in the case of the effective date of a Registration Statement unrelated to an Underwritten Offering, the earlier of (i) the date on which all Registrable Securities registered on such Registration Statement are sold and (ii) ninety (90) days after the effective date of such Registration Statement (except as part of such registration) and (B) in the case of an Underwritten Offering, ninety (90) days after the pricing of the Underwritten Offering (or such lessor period as may be permitted by the managing Underwriter(s) of the Underwritten Offering).

(b) Restrictions on Public Sale by Holders. In connection with any Underwritten Offering of Registrable Securities, except with the written consent of the underwriters managing such offering, no Holder (irrespective of whether such Holder participates in such underwritten offering) shall effect any sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the Company and the managing Underwriter or Underwriters for the offering, during the 90-day period beginning on the date of the pricing of such offering (or such lesser period may be permitted by the Underwriters) (the “Shareholder Lockup Period”), except as part of such offering, provided, that such Shareholder Lockup Period restrictions (i) are applicable on substantially similar terms to the Company and all of its and its subsidiaries’ executive officers and directors and (ii) provide that if any lockup agreement signed by a director, executive officer or any other Holder is terminated or waived by a Underwriter, the relevant Shareholder Lockup Period shall be waived as well. Each Holder agrees to execute a lock-up agreement in favor of the Company’s Underwriters to such effect and, in any event, that the Company’s Underwriters in any relevant offering shall be third party beneficiaries of this Section 5(b). The provisions of this Section 5(b) will no longer apply to a Holder once such Holder ceases to hold Registrable Securities.

6. Registration Procedures.

(a) Obligations of the Company. If at any time on or after the date the Company consummates the Transactions the Company is required to effect the Registration of the Registrable Securities, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

(i) prepare and file with the Commission a Registration Statement on the appropriate form or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Holders holding a majority of the Registrable Securities being registered in such registration (“Selling Holders’ Counsel”) with a reasonable opportunity to review and provide reasonable comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto), subject to such documents being under the Company’s control, and (y) the Company shall notify the Selling Holders’ Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all action required to prevent the entry of such stop order or to remove it if entered;

(ii) use reasonable best efforts to prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement cease to be Registrable Securities;

(iii) furnish to each seller of Registrable Securities, prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case excluding all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus), any other prospectus filed under Rule 424 under the Securities Act, (other than any documents incorporated by reference into the Registration Statement or prospectus and any Free Writing Prospectus) as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller. In addition, upon request, the Company shall furnish to Selling Holder’s Counsel a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental entity or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

(iv) register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any Registration Statement is required to remain effective in accordance with Section 6(a)(ii) above, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

(v) notify each seller of Registrable Securities (A) of any request of the Commission or any other governmental or regulatory body for any amendment of or supplement to any Registration Statement or other document related to an offering and (B) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement or any Free Writing Prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or, in the case of any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and in each such case, the Company shall promptly prepare a supplement or amendment to the Registration Statement, the prospectus or Free Writing Prospectus, as the case may be, and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such Registration Statement, prospectus or Free Writing Prospectus, as the case may be, as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus or Free Writing Prospectus, as the case may be, shall comply with the requests of the Commission or such other governmental or regulatory body or shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vi) enter into and perform customary agreements (including an underwriting agreement in reasonable and customary form with Underwriter selected by the Demanding Holders or the Underwriter selected by the Company, if any, as provided in Section 3 and Section 4, as the case may be, provided that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

(vii) make available at times and places reasonably acceptable to the Company for inspection by any seller of Registrable Securities, any managing Underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Selling Holders’ Counsel and any attorney, accountant or other advisor retained by any such seller or any managing Underwriter (each, an “Inspector” and collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence investigation, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent registered public accountants of the Company, to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement; provided that any such seller shall, and shall use commercially reasonable best efforts to cause any managing Underwriter and Inspector to, minimize the disruption to the Company’s business in connection with the foregoing. Records and other information that the Company determines, in good faith, to be confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement after consultation with the Company, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(viii) if such sale is pursuant to an Underwritten Offering, obtain “cold comfort” letters dated the date of the related underwriting agreement and the date of the closing under the underwriting agreement from the Company’s independent registered public accountants and the independent registered public accountant that audited any other financial statements included in the Registration Statement in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter reasonably requests;

(ix) furnish, at the request of the Holders participating in the registration (which request shall be made through Selling Holder Counsel), on the date such securities are delivered to the Underwriters for sale pursuant to such Registration or, if such securities are not being sold through Underwriters, on the date of sale of such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such Registration and a negative assurance letter, dated such date, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the Registration in respect of which such opinion and negative assurance letter is being given as the Underwriters, if any, and such seller may reasonably request and are customarily included in such opinions and negative assurance letters;

(x) with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the holders of the Registrable Securities covered by such Registration Statement, which Free Writing Prospectuses or other materials shall be subject to the review of Selling Holders’ Counsel;

(xi) as expeditiously as possible and within the deadlines specified by the Securities Act, make all required filings of all prospectuses and Free Writing Prospectuses with the Commission;

(xii) as expeditiously as possible and within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or prospectus used under this Agreement (and any offering covered thereby);

(xiii) comply in all material respects with all applicable rules and regulations of the Commission;

(xiv) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(xv) keep Selling Holders’ Counsel advised as to the initiation and progress of any registration under Section 3 or Section 4 hereunder;

(xvi) cooperate with each seller of Registrable Securities and any Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the relevant securities exchange or the Financial Industry Regulatory Authority;

(xvii) promptly incorporate in a prospectus supplement or post-effective amendment to the applicable Registration Statement such information as the Underwriter selected by the Demanding Holders or the Underwriter selected by the Company, if any, and the Selling Holders Counsel reasonably agree (with respect to the relevant class) should be included therein relating to the plan of distribution with respect to such class of Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as promptly as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xviii) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of the applicable registration statement;

(xix) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the applicable registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(xx) to the extent reasonably requested (but in no event more than three times in any calendar year) by the Underwriter selected by the Demanding Holders or the Underwriter selected by the Company, as the case may be, in connection with an Underwritten Offering, send appropriate officers of the Company to attend any “road shows” scheduled in connection with any such underwritten offering, with all out of pocket costs and expenses incurred by the Company or such officers in connection with such attendance to be paid by the Company;

(xxi) unless the relevant securities are issued in book-entry form, furnish for delivery in connection with the closing of any offering of Registrable Securities unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested; and

(xxii) use its commercially reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated.

(b) Seller Information.

(i) It shall be a condition precedent to the obligations of the Company to register the Registrable Securities of any Holder that such Holder shall furnish to the Company such information regarding such Holder, the number of Registrable Securities held by them and the manner of distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

(ii) In connection with any offering under any Registration Statement under this Agreement, each Holder shall not use any Free Writing Prospectus required to be filed with the Commission without the prior written consent of the Company.

(iii) In connection with any Registration Statement in which a Holder is participating pursuant to Sections 3 or 4 hereof, each such Holder shall promptly furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement, prospectus or Free Writing Prospectus and all information required to be disclosed by law or otherwise required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading.

(c) Notice to Discontinue. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(v) or if the Company shall exercise its rights to postpone a filing or a Registration Statement or suspend the use of a prospectus pursuant to Section 3(b), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until receipt of the copies of the supplemented or amended prospectus or Free Writing Prospectus contemplated by Section 6(a)(v) or Section 3(b), as applicable, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus or Free Writing Prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, then the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus or Free Writing Prospectus contemplated by and meeting the requirements of Section 6(a)(v).

(d) Registration Expenses. The Company shall pay all reasonable expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation: (i) Commission, securities exchange and Financial Industry Regulatory Authority registration and filing fees; (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement); (iii) all expenses in connection with the preparation, printing, filing and delivery of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any “cold comfort” letters or any special audits incident to or required by any registration or qualification); (v) all expenses with respect to a road show that the Company is obligated to participate in pursuant to the terms of this Agreement; (vi) any liability insurance or other premiums for insurance obtained for the benefit of Company (but not the Holders) in connection with any Registration or offering pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective and (vii) the reasonable fees and expenses of one Selling Holder’s Counsel for all the Holders participating in each Registration pursuant to Sections 3 or 4 (selected by Holders of a majority of the Registrable Securities initially requesting such registration, and, in the case of all other registrations, the holders of a majority of the Registrable Securities included in the Registration). All of the expenses described in the preceding sentence of this Section 6(d) are referred to herein as “Registration Expenses.” The holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker’s and sales commission or underwriter’s discount or commission relating to registration and sale of such Registrable Securities.

7. Indemnification; Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, its partners, directors, officers, affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) such Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a “Liability” and collectively, “Liabilities”), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus, preliminary prospectus or Free Writing Prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or otherwise included in the Disclosure Package or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus, final prospectus or Free Writing Prospectus or otherwise included in the Disclosure Package, in reliance and in conformity with information concerning such Holder furnished in writing to the Company by such Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 6(b). The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

(b) Indemnification by Holders. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, any underwriter retained by the Company and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Holders, but only if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder expressly for use in such Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus, or otherwise included in the Disclosure Package, including, without limitation, the information furnished to the Company pursuant to this Section 6(b); provided, however, that the total amount to be indemnified by such Holder pursuant to this Section 6(b) shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder in the offering to which the Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus (or Disclosure Package otherwise) relates.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) promptly after the Indemnified Party has actual knowledge of any action, suit, proceeding or investigation or threat thereof for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as provided above, the Indemnifying Party shall have the option to assume the defense of such action or any litigation resulting therefrom at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

(d) Contribution. If the indemnification provided for in this Section 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) and 7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by any Holder shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder in the offering.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the parties under this Section 7 shall be in addition to any liability which any party may otherwise have to any other Person.

(e) For the avoidance of doubt, the provisions of this Section 7 shall survive any termination of this Agreement.

(f) Each of the indemnified Persons referred to in this Section 7 shall be a third party beneficiary of the rights conferred to such Person in this Section.

8. Additional Covenants.

(a) Rule 144. The Company covenants that from and after the Registration of the Registrable Securities it shall use its reasonable best efforts to (i) file any reports and other documents required to be filed by it under the Exchange Act in a timely manner and (ii) take such further action as each Holder may reasonably request (including, without limitation, providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable the holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time. The Company shall, upon the request of any Holder, deliver to such holder a written statement as to whether it has complied with such requirements.

9. Non-U.S. Listings.

In the event that the Holdco Ordinary Shares or Holdco Warrants are listed on any securities exchange outside the United States, the Company shall (a) use all reasonable and diligent efforts to cause all Registrable Securities to be approved for listing and freely tradeable on such stock exchange, subject to any lock-ups required pursuant to the rules and regulations of the relevant exchange or applicable securities law and (b) furnish to the Holders such number of copies of prospectuses, Free Writing Prospectuses and such other documents as they may reasonably request to facilitate the disposition of Registrable Securities by the Holders on such exchange.

10. Miscellaneous.

(a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Holdco Ordinary Shares and Holdco Warrants, (ii) any and all voting shares of the Company into which the Holdco Ordinary Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and any related depositary shares or receipts and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Holdco Ordinary Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

(b) No Inconsistent Agreements. Other than the registration rights included in the Warrant Agreement, the Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

(c) Remedies. The Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

(d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company, (ii) each of the Holders and (iii) the Holders of a majority of Registrable Securities not held by the Holders. Any such written consent shall be binding upon the Company and all of the Holders. Notwithstanding the first sentence of this Section 10(d), the Company, without the consent of any other party hereto, may amend this Agreement to add any Subsequent Purchaser as a party to this Agreement as a Holder.

(e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first- class mail, return receipt requested, facsimile, courier service or personal delivery:

(i)	if to the Company:

9 Raffles Place, #23-04 Republic Plaza

Singapore 048619

Phone: +65 6661 9240

Attention: Srinivas Koneru

With a copy (which shall not constitute notice to):

c/o Milbank LLP

55 Hudson Yards

New York, NY 10001

Phone: (212) 530-5000

Attention: Giles Kennedy, Brett Nadritch

(ii)	if to IKON:

c/o Services Cayman Limited

P.O. Box 10008

Willow House, Cricket Square

Grand Cayman, KY1-1001

Cayman Islands

Attention: Srinivas Koneru

With a copy (which shall not constitute notice) to:

c/o Milbank LLP

55 Hudson Yards

New York, NY 10001

Phone: (212) 530-5000

Attention: Giles Kennedy, Brett Nadritch

(iii)	If to SSOL:

42 Hotel Street 3rd Floor

GFin Tower Cybercity

Ebene, Mauritius

Attention: Srinivas Koneru

with a copy (which shall not constitute notice) to:

c/o Milbank LLP

55 Hudson Yards

New York, NY 10001

Phone: (212) 530-5000

Attention: Giles Kennedy, Brett Nadritch

(iv)	if to Netfin or the Netfin Representative:

100 Crescent Court

#700

Dallas, TX 75201

Attention: Marat Rosenberg

with a copy (which shall not constitute notice) to:

c/o White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Fax: (212) 354-8113

Attention: Elliott Smith

(v)	if to Mr. Jaskel:

2 Brownlow Court

Lyttleton Road

London

N2 0EA

England

Attention: Martin Jaskel

With a copy (which shall not constitute notice to):

c/o White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Fax: (212) 354-8113

Attention: Elliott Smith

(vi)	if to Mr. Maurer:

Suite 100

12600 Deerfield Parkway

Alpharetta, GA 30004

Attention: Rick Maurer

With a copy (which shall not constitute notice to):

c/o White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Fax: (212) 354-8113

Attention: Elliott Smith

(vii)	if to Mr. Rosenberg:

100 Crescent Court

#700

Dallas, TX 75201

Attention: Marat Rosenberg

With a copy (which shall not constitute notice to):

c/o White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Fax: (212) 354-8113

Attention: Elliott Smith

(viii)	if to Mr. Komissarov:

255 W 85th St

New York, NY 10024

Attention: Vadim Komissarov

With a copy (which shall not constitute notice to):

c/o White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Fax: (212) 354-8113

Attention: Elliott Smith

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if sent by facsimile. Any party may by notice given in accordance with this Section 10(e) designate another address or Person for receipt of notices hereunder.

(f) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure, as hereinafter provided, to the benefit of and be binding upon the successors and permitted assigns of the parties hereto who execute the joinder agreement in the form attached as Schedule 1 hereto (the “Joinder Agreement”). The registration rights of the Holders contained in this Agreement and the other rights of each of the Holders with respect thereto shall be, with respect to any Registrable Security, automatically transferred to any Person who is the transferee of such Registrable Security that has signed a Joinder Agreement. All of the obligations of the Company hereunder shall survive any such transfer. Except as provided in Section 8, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page of this Agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. The parties hereto irrevocably submit to the exclusive jurisdiction of any federal court sitting in the County of New York, in the State of New York over any suit, action or proceeding arising out of or relating to this Agreement or the affairs of the Company. To the fullest extent they may effectively do so under applicable law, the parties hereto irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that they are not subject to the jurisdiction of any such court, any objection that they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(j) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(j).

(k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

(l) Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

(m) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

(n) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

(o) Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement including, but not limited to, the Business Combination Agreement.

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IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

TRITERRAS, INC.

By:	/s/ Srinivas Koneru
Name:	Srinivas Koneru
Title:	Chief Executive Officer

SYMPHONIA STRATEGIC OPPORTUNITIES LIMITED

By:	/s/ Srinivas Koneru
Name:	Srinivas Koneru
Title:	Authorized Signatory

IKON STRATEGIC HOLDINGS FUND

By:	/s/ Srinivas Koneru
Name:	Srinivas Koneru
Title:	Authorized Signatory

Signature Page to Registration Rights Agreement

NETFIN ACQUISITION CORP.

By:	/s/ Richard Maurer
Name:	Richard Maurer
Title:	Chief Executive Officer

MVR NETFIN LLC

By:	/s/ Richard Maurer
Name:	Richard Maurer
Title:	Manager

By:	/s/ Richard Maurer
Name:	Richard Maurer

By:	/s/ Marat Rosenberg
Name:	Marat Rosenberg

By:	/s/ Martin Jaskel
Name:	Martin Jaskel

By:	/s/ Vadim Komissarov
Name:	Vadim Komissarov

Signature Page to Registration Rights Agreement

Schedule 1

FORM OF JOINDER

THIS JOINDER is made on the                 day of

BETWEEN

(1) [        ] of [        ] (the “New Party”);

AND

(2) THE PERSONS WHOSE NAMES ARE SET OUT IN SCHEDULE 1 HERETO (collectively the “Current Parties” and individually a “Current Party”); AND

(3) Triterras, Inc., a Cayman Islands exempted company and having its registered address at 9 Raffles Place, #23-04 Republic Plaza, Singapore 048619 (the “Company”).

WHEREAS a Registration Rights Agreement was entered into on November 10, 2020 by and among, inter alia, the Current Parties and the Company (the “Registration Rights Agreement”), a copy of which the New Party hereby confirms that it has been supplied with and acknowledges the terms therein.

NOW IT IS AGREED as follows:

1.	In this Joinder, unless the context otherwise requires, words and expressions respectively defined or construed in the Registration Rights Agreement shall have the same meanings when used or referred to herein.

2.	The New Party hereby accedes to and ratifies the Registration Rights Agreement and covenants and agrees with the Current Parties and the Company to be bound by the terms of the Registration Rights Agreement as a Holder and as if it had been a party thereto from the outset and to duly and punctually perform and discharge all liabilities and obligations whatsoever from time to time to be performed or discharged by it under or by virtue of the Registration Rights Agreement in all respects as if named as a party therein.

3.	Each of the Current Parties and the Company covenants and agrees that the New Party shall be entitled to all the benefits of the terms and conditions of the Registration Rights Agreement to the intent and effect that the New Party shall be deemed, with effect from the date on which the New Party is executes this Joinder, to be a party to the Registration Rights Agreement as a Holder.

4.	This Joinder shall hereafter be read and construed in conjunction and as one document with the Registration Rights Agreement and references in the Registration Rights Agreement to “the Agreement” or “this Agreement”, and references in all other instruments and documents executed thereunder or pursuant thereto to the Registration Rights Agreement, shall for all purposes refer to the Registration Rights Agreement incorporating and as supplemented by this Joinder.

5.	THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. The parties hereto irrevocably submit to the exclusive jurisdiction of any state or federal court sitting in the County of New York, in the State of New York over any suit, action or proceeding arising out of or relating to this Agreement or the affairs of the Company. To the fullest extent they may effectively do so under applicable law, the parties hereto irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that they are not subject to the jurisdiction of any such court, any objection that they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

6.	Section 10(j) of the Registration Rights Agreement shall apply to this Joinder and shall be incorporated herein by reference.

7.	The address of the undersigned for purposes of all notices under the Registration Rights Agreement is: [ ].

[NEW PARTY]

By:
Name:
Title: